Contact: Cameron Associates
Paul G. Henning
212 554-5462
phenning@cameronassoc.com


       Tarpon Industries Inc. Files Chapter 11 to Restructure the Company


MARYSVILLE, MI----April 29, 2008 -- Tarpon Industries, Inc. (OTC BB: TPOS), a manufacturer and distributor of engineered steel storage rack systems and structural and mechanical steel tubing, today announced that it filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Tarpon's Board of Directors has unanimously determined that Chapter 11 reorganization is in the best long-term interest of the Company, its customers, shareholders, and employees.

Tarpon will maintain all business operations during the bankruptcy proceedings, and intends to emerge from bankruptcy at the earliest possible date as a stronger and more significant business. Tarpon will receive debtor in possession
(DIP) financing from Laurus Master Fund, Ltd., Tarpon's senior secured lender, which is expected to provide Tarpon with the financing it needs to meet its commitments and to grow its business.

"This is a prudent action for Tarpon because it affords us the opportunity to continue to operate and maintain solid relationships with our customers," said James W. Bradshaw, Chairman and CEO of Tarpon. "Continuing to provide a high level of product quality and customer service is paramount to Tarpon. We look at today's announcement as a necessary but short-term step, as we work toward a more viable plan for the long-term capitalization of the company."

Tarpon has filed a series of first day motions in the Bankruptcy Court to ensure that it will not have any interruption in maintaining and honoring all of its commitments to its customers. The motions also address Tarpon's continued ability to pay its vendors, the retention of various professional advisors, and other matters.

About Tarpon Industries, Inc.

Tarpon Industries, Inc. manufactures and sells engineered steel storage rack systems and structural and mechanical steel tubing. The company's mission is to become a larger and more significant manufacturer and distributor of steel storage rack systems and related products. For more information, please visit Tarpon's website at www.tarponind.com

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

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